EXHIBIT 99.2

Synthesis Energy Systems, Inc. Corporate Presentation August 2017 Clean | Economic | Sustainable Global Energy Growth With Blue Skies

Disclaimers This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact are forward - looking statements . Forward - looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected . Among those risks, trends and uncertainties are our ability to successfully raise additional capital to continue as a going concern ; the ability of Batchfire and AFE management to successfully grow and develop their Australian assets and operations, including Callide and Pentland ; the ability of our project with Yima to produce earnings and pay dividends ; our ability to develop and expand business of the TSEC joint venture in the joint venture territory ; our ability to develop our power business unit and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables ; our ability to successfully develop the SES licensing business ; the ability of the ZZ Joint Venture to retire existing facilities and equipment and build another SGT facility ; the economic conditions of countries where we are operating ; events or circumstances which result in an impairment of our assets ; our ability to reduce operating costs ; our ability to make distributions and repatriate earnings from our Chinese operations ; our ability to successfully commercialize our technology at a larger scale and higher pressures ; commodity prices, including in particular natural gas, crude oil, methanol and power ; the availability and terms of financing ; our customers’ and/or our ability to obtain the necessary approvals and permits for future projects ; our ability to estimate the sufficiency of existing capital resources ; the sufficiency of internal controls and procedures ; and our results of operations in countries outside of the U . S . , where we are continuing to pursue and develop projects . Although SES believes that in making such forward - looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us . SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct . The financial projections presented in this presentation represent the subjective views of the management of the Company and management's current estimates of future performance based on various assumptions which management believes are reasonable, but which may or may not prove to be correct . There can be no assurance that management's views are accurate or that management's projections will be realized . Industry experts may disagree with these assumptions and with management's view of the market and the prospects for the Company . 2

Overview 3 • SES is a clean energy company, founded in 2004 and publicly traded on NASDAQ since 2007 • We own proprietary technology for low cost, environmentally responsible generation of synthesis gas • Our synthesis gas is used for production of a wide variety of high - value clean energy and chemical products, such as synthetic natural gas, power, methanol, and fertilizer • We serve the global marketplace and our first 12 systems were built in China • SES is headquartered in Houston, Texas, with offices and operations in Shanghai, China and Brisbane, Australia ©2017 Synthesis Energy Systems, Inc., All Rights Reserved SES’s Second Operating Project, Commissioned in 2012, Henan Province, China Presentation Cover <img src="exh992_: Close - up of one of three SES Gasification Technology ( SGT) systems at the facility

Business Model Value growth through generation of earnings from SES technology licensing and proprietary equipment sales combined with income from equity ownership in clean energy and chemical production facilities. Our target markets are regions of the world, such as Australia and Eastern Europe, with high energy prices due to limited access to affordable natural gas, combined with abundant low - quality, low - cost coal resources, renewable biomass and municipal solid wastes. Our core competencies include deployment of our unique synthesis gas generation technology, plus commercial development and financial structuring of regional business platforms and projects which utilize this proprietary technology. 4 SES’s First Operating Project, Commissioned in 2007 , Shandong Province, China ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Strategy 5 • Provide a financially attractive, lower - cost synthesis gas for the production of clean energy and chemicals • Leverage our technology to establish partnerships as business growth platforms in key global regions, where markets have limited access to affordable natural gas and abundant access to low - cost resources, including low quality coal, coal wastes, biomass, municipal solid waste (MSW), and refuse derived fuels (RDF) • Identify strong, local partners to drive our business platforms, with expertise required for project development, project financing and fundraising • Link local, low - cost resources to our projects via resource ownership and/or long - term priced contracts ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Key Accomplishments 6 • Successfully commercialized technology from pilot - scale to current commercial scale • Completed 5 projects over 10 years utilizing 12 SES Gasification Technology (SGT) systems • Developed, owned & operated first commercial plant, proving robust commercial performance of SGT, start - up 2007 • 25% equity ownership in 330,000 TPY methanol operation in Henan Province, China, start - up 2012 • 40% ownership in Australian Future Energy (AFE), our Australian business platform, founded 2014 • Established China Joint Venture for SGT Technology and Equipment Sales, Tianwo - SES, 35% ownership, established 2014 • 11.4% ownership in Batchfire Resources/Callide Coal mine operation in Queensland, Australia, established 2016 • Expanded Intellectual Property rights with over 10 years of design and operations know - how and patents • Secured exclusive global partnership with Midrex Technologies, Inc., a subsidiary of Kobe Steel Limited, for Direct Reduced Iron (DRI) facilities for steel production which will combine SGT with MXCOL™ DRI technology • Developed a robust global pipeline of potential projects >$20B in total installed cost • Today, SES is recognized as the global leader in flexible - fuel clean synthesis gas production with high efficiency and low cost ©2017 Synthesis Energy Systems, Inc., All Rights Reserved Aluminum Corporation of China, 4 - SGT system industrial fuel gas facility, completed performance testing 2017 , Henan Province, China

Assets



Batchfire Resources

- Founded 2016, as spinoff from AFE, SES owns 11.4%
- Acquired Callide Thermal Coal Mine operations in 2016
- ~230MM tons reserves; ~850MM tons resource(1)
- Robust plan to increase production and lower costs to near bottom of global cost curve
- Batchfire's plan is expected to generate compelling value for shareholders



Australian Future Energy

- Founded 2014
- SES ~40% and Ambre Investments ~45% (privately held company)
- Completed Batchfire spin-off 2016
- Acquired Pentland coal resource April 2017
- Industrial fuel gas, power and fertilizer projects under review
- Signed first SGT License Agreement with SES May 2017



Yima Joint Venture

- Founded 2009
- Located in Henan Province, China
- SES 25% and Yima Coal Industry Group 75%
- 3 SGT Systems with ~1200 TPD coal capacity each
- 330,000 MTPY methanol production capability
- Project is first of planned three phases

Tianwo-SES Clean Energy Technologies

- Founded 2014
- Located in Shanghai, China
- SES 35% and Suzhou THVOW Technology Company 65%
- Granted regional sub-licensing rights to SES technology
- Partner is major equipment manufacturer with international capabilities
- Completed 3 projects in 2015/16 for Aluminum Corporation of China

With Technology Leverage, SES Has Established a Valuable Foundation of Assets, Positioned for Future Growth

Note: (1) Information provided by Batchfire Resources

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

7

0 2 4 6 8 10 12 14 16 18 SES Coal NewCastle Benchmark Coal SES Low-Cost Syngas(1)(5) Competitor Syngas(2)(5) NG from LNG(3) Crude Oil(4) Energy Cost ($/MMBTU) Energy Cost Comparison Value Proposition 8 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved • Synthesis gas generated with SES technology provides a low cost, environmentally responsible solution to higher priced, more volatile traditional energy resources • SES’s unique advantage is the combination of industry - leading lower capital cost with the ability to efficiently and cost effectively convert low cost, often unmarketable, coal into high - value clean energy and chemicals Cost Advantage of SES Technology Notes and Assumptions: 1) SES Synthesis Gas (Syngas) assumes SGT Technology with SES Coal; 2) Competitor Syngas assumes Benchmark Coal and SGT Competitor Technology; 3) NG from LNG range includes variation in landed LNG prices, and variation in post - landed costs, including regasification and pipeline delivery costs; 4) Crude Oil variation assumes a range of $50 to $100 per barrel; 5) Variation in syngas pricing includes variation in coal price and location based variation in construction costs. SES’s Low - Cost Syngas Offers Compelling Cost Advantage Over Alternatives

Positioned for Growth

Distribution of Projected Planned Value Creation 5+ years


China
7%
Americas
8%
Batchfire
32%
East EU
16%
AFE
37%

Objective:

Grow SES to a $500MM - $700MM business over next 3 to 5 years[1]

Key Aspects of the Plan:

Leverage our low-cost syngas capability in high-priced energy markets

Secure long-term, low-price coal and biomass feedstock contracts

Execute 4+ projects for Australia, E. Europe & Americas [2]

Generate financial results from existing operating assets including:

- 11.4% interest: Batchfire Resources – Callide coal operation
- 25% interest: Yima-SES Joint Venture Methanol Plant in China
- 35% interest: Tianwo-SES Technology and Licensing JV in China

Notes: (1) Estimate of market cap based on multiple of EBITDA and other income , assumes successful implementation of business plan, (2) Number of projects needed for success depends on the specific value of the successful projects.

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

9

Our AFE Platform Company In More Detail 10

Focus: The Australian Opportunity for SES Australia is at a tipping point with pressing domestic energy demand vs. export revenues • Increasing natural gas combined cycle (NGCC) power generation and liquefied natural gas (LNG) export commitments create gas shortages and increased prices on domestic supply • Decommissioning of old - gen coal - fired power plants shift more demand to NG Australian government is encouraging clean energy solutions • Environmentally focused country with abundant coal, as well as biomass resources • SGT delivers superior economics, and is an environmentally responsible and proven proprietary technology that can use blended coal - biomass feedstock, with low carbon dioxide syngas production SES is an owner in two Australian companies: • Batchfire Resources – operating company with Callide Mine • Australian Future Energy (AFE) – clean energy platform with projects in development and coal resource ownership 11 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved July 11, 2017 Page One feature story on Australia’s rising gas exports and increased reliance on gas for power combining to create a local power shortage: “The Energy Shortage No One Saw Coming,” by Rachel Pannett

Success Story: Australian Future Energy Resource Ownership & Clean Energy Project Platform Company $10 billion (1) pipeline of projects under evaluation (2) • Projects to be environmentally “class leading” with low carbon dioxide syngas production • Multiple locations, multiple energy & agrichemical end products • Low - cost production from low - cost coals from AFE resources and biomass Project licensee, first AFE project license agreement May 2017 • Currently down - selecting initial 2 projects AFE owned resources for SGT feedstock • Great Northern Energy Pty Ltd – AFE’s wholly owned subsidiary, acquired April 2017 » 270 million ton JORC (3) compliant coal resource lease » Near Pentland , Queensland • Batchfire Resources’ Owned & Operated Callide Coal Mine – detailed on <img src="exh992_ 14 • In development: biomass processing business for bagasse, a byproduct of sugarcane production, which SGT will process to convert into fuel Management is deeply experienced group of Australian energy, finance, project development and mining professionals AFE Strategy & Development Goals: AFE is building a large - scale vertically integrated business in Australia based on developing, building and owning equity interests in financially attractive and environmentally responsible projects that produce agrichemicals and energy products from local coal and renewable resources and acquiring ownership positions in local coal and biomass resources for its projects and for direct local and Asian export market sales . 12 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved Notes: (1) Total Installed Cost of projects in AFE pipeline, (2) Identified projects vary somewhat in project capacity and in end products, (3) The JORC Code is the Australasian Code, overseen by the global Committee for Mineral Reserves International Reporting Standards (CRIRSCO)

13 Great Northern Energy Project Companies - Special Project Vehicles Project Level SPV AFE Operating Structure Key Facts • AFE has exclusive rights to, and will exclusively use, SGT in Australia • SES receives technology, licensing and equipment orders – SES • AFE receives 50% of licensed fee from SES • Signed first SGT License Agreement with SES May 2017 • Established team of energy, finance, project development and mining professionals • Headquartered in Brisbane, Queensland Pentland Coal Resource Project Level SPV SES Technology License, Equipment Supply and Services Project Level Equity and Debt ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Batchfire Resources: An AFE Success Story

Australian company created by AFE and spun-out in 2016

Acquired Callide Coal Mine, from Anglo American, October 2016

- Open cut thermal coal mine and associated infrastructure
- Mature and significantly sized coal producer, in Central Queensland
- Supplies CS Energy power stations for Australia's national grid
- Local rail transport of coal to domestic customers in Gladstone
- Export coal market sales from port of Gladstone
- Adjusting mine operation for lower strip ratio coal
- Lowering production costs and increasing profitability
- Potential for expansion





BATCHFIRE RESOURCES PTY LTD

CALLIDE COAL MINE: BY THE NUMBERS(1)

- 180 km^2 containing a coal resource of up to 1.7 Billion metric tons (MT)
- ~230 million MT of recoverable reserves
- ~850 MT of resources
- Two large draglines, haul trucks and excavators fleets
- 2011-15 saleable production at Callide averaged 7.5Mtpa

Note: (1) Information provided by Batchfire Resources/Anglo Coal

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

14

Why SES Now 15 Superior and proven clean energy technology » 5 projects built, with 12 SGT Systems; >$700MM total invested over 40 years (1) » Commercialized, economical & environmentally responsible clean energy solution Three - tier value growth business model » SGT licensing revenues » Proprietary equipment sales » Equity ownership in SGT projects Global markets with key energy needs » Local demand, economics & energy independence » High energy prices due to limited access to affordable natural gas » Abundant low - quality, low - cost local coal resources, renewable biomass and MSW Australian platform company – SES’s 1 st regional success story » AFE, SES’s successful resource ownership and clean energy multi - project platform company is a strong and repeatable model » SES’s business development strategy has opened up into commercially viable international markets: Eastern Europe, Americas Guided by industry leaders » Fortune 100 engineering & business backgrounds – management and BOD ©2017 Synthesis Energy Systems, Inc., All Rights Reserved Notes: (1) ~$200MM SES; ~$200MM GTI R&D; >$300MM Chinese partner and customer investments NASDAQ: SYMX As of July 31, 2017 Market Cap $43.7 MM Shares Outstanding 87.4 MM Public Float 34.6 MM % Officers and Directors 4.3% % Held by Institutions 23.7%

Our Leadership Team 16

Leadership: Management DeLome Fair, President and Chief Executive Officer • Appointed SES’s chief executive in February 2016. Joined the SES executive team as SVP, Gasification Technology in December 2014. 25 years’ gasification and IGCC technology expertise in energy and petrochemical industries Francis Lau, Senior Vice President and Chief Technology Officer • 36 - year tenure at the Gas Technology Institute, with six years serving as GTI’s Executive Director of Gasification and Gas Processing Center Chris Raczkowski, President – Asia • 25 - year clean energy technology executive experience, managing investment, deployment, commercialization and operations in China and Southeast Asia David Hiscocks, Corporate Controller • 23 - year accounting and finance experience, including extensive worldwide tenure with Transocean and its prior merged companies. Texas CPA Wade A. Taber, Vice President of Engineering • 19 - year gasification engineering career, with most recent 9 - year tenure as GE’s Senior Engineering Manager – Components/Technology Innovation Dr. John Winter, Chief Engineer • 30+ year career in petrochemical industry career includes 15+ gasification technology research, engineering design, technical services, and plant operations Donald Huang, SES China Managing Director • One of the original SES team members in China, with extensive GM and project development experience including gov’t approvals and financing Khee Yoong Lee, Director of Commercial Development for China • 10+ year career in project development related to the power, energy, and chemical industries 17 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Leadership: Board of Directors Lorenzo Lamadrid , Chairman • Ten - year tenure as Chairman of SES. Since 2001, Managing Director of Globe Development Group Robert W. Rigdon , Vice Chairman • Served as President and CEO from 2009 until February 2016, with an eight - year tenure with SES Harry Rubin, Director • Broad executive and financial management background, with a particular focus on acquisitions and divestitures Denis Slavich, Director • 35+ year career in large scale power generation development, with cross border transaction expertise Ziwang Xu, Director • Financial and investment banking executive, manages CXC China Sustainable Growth Fund Charles M. Brown, Director • Led 20 different operating businesses and more than two dozen factories around the world DeLome Fair, Director • SES’s President and CEO. One of the world’s leading experts in clean energy gasification technology commercialization and IGCC power generation technology 18 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

AFE Directors Edek Choros, Executive Director • Geologist with over 25 years of professional experience in coal exploration, mine design, mine planning and management, with a focus on turnaround operations for numerous coal mines in Australia and the USA • Founder, CEO and MD of Millennium Coal Pty Ltd – company founded in 1999, and which developed a very successful hard coking coal mine in Bowen Basin in Queensland, which in 2004 was sold to Excel Coal Ltd • Founder, CEO and MD of Ambre Energy Ltd – company founded in 2005 and currently owns and operates two large coal mines in the U.S. and is developing the Millennium Bulk Terminal at Longview on the USA west coast to export coal to Asia • Co - founder of AFE – company formed in 2014 to develop large scale coal gasification projects converting waste coal to urea and SNG • Co - founder of Batchfire Resources Pty Ltd (spin - out of AFE) company formed in 2015 to acquire the Callide Mine from Anglo American Stephen Lonie , Chairman • Chartered Accountant having over 30 years with KPMG in Australia where he served as Queensland Managing Partner and was responsible for Queensland management consulting and corporate finance practices • Currently on several boards of public and private companies in Queensland, was the former chairman of an ASX listed company, former Chairman of CS Energy and formerly Deputy Chairman of Ambre Fuels (a CTL company) 19 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

AFE Directors 20 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Our Technology In More Detail 21

SES Gasification Technology (SGT)


Low Grade Coal
Biomass
MSW
Synthesis Gas
(Syngas)
(CO+ H2)
SES
Ash
CO2
Syngas
Processing
SULFUR
H2 for Cleaner Fuels
Industrial Fuels
IGAS Power
SNG
Chemicals
& Fertilizers
Diesel &
Naphtha
DRI for Steel
Production
Low Value
Feedstock
SES Gasification
Processing
$3-6 per MMBTU
Cost of Syngas(1)
High Value
End Products

- High efficiency conversion to synthesis gas (CO + H2)
- Synthesis gas can be converted to multiple useful products alternatively made from natural gas
- Economic alternative to expensive natural gas
- Clean use of coal – greener solution


SES's First Operating
Project, Commissioned in
2007, Shandong Province,
China

Notes: (1) SES economics based on internal data

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

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SGT: The Road to Commercialization



Tons/day
Low Pressure Coal (<5 bar)
Mid Pressure Coal (5-15 bar)
High Pressure Coal (15-55 bar)
Biomass
24
8 10
30
80
150
100
20
40
150
400
1200
550
350
400
1975
Bituminous Caking Coal (US)
1978
Lignite Coal (US)
1983
10 tpd, 35 bar PDU
Biomass Pilot HP (US)
Awarded DOE grant (Memphis)
Scale up technology to 1,000 tdp gasifier, engineering completed
1992
Coal & Biomass demonstration 80 tpd–Finland
1995
DOE awarded 1,250 tpd biomass IGCC Plant not built (US)
Commercial 150 tpd air-blown (Shanghai, China)
1998
Biomass demo plant 100 tpd (Maui, Hawaii)
2003
Flex fuel 30 bar pilot unit (Chicago, US)
2005
High ash Indian coal tested for IGCC (India)
2006
150 tpd CHP plant using wood (Denmark)
2008
SES 400 tpd oxygen-blown (Zao Zhuang, China)
2012
SES Yima 2,400 tpd sub-bituminous (China)
2015-16
SES-Tianwo Chalco Seven SGT systems for fuel gas (China)
U-GAS®
SGT
R&D
Early Commercialization
Final Commercialization

- Proven commercial technology
  - ~$200MM R&D: Gas Technology Institute (GTI)
  - ~$200MM Commercialization & Investment: SES
  - >$300MM Investment and Debt: Chinese Partners & Customers
- Twelve commercial-scale gasification systems built over the past 10 years
- Technology license for first AFE project signed May 2017
- Over 50 coals, biomass, and wastes successfully converted to syngas, including feedstocks from US, Europe, China and Australia
- Technology performance validated at commercial scale

23

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Best Performance Moderate Performance Worst Performance SGT is the Superior Gasification Technology Slag Non-slag Dry Feed Slurry Feed Cost Factors Capital Cost Low Capital Cost Operating Cost Lowest Operating Cost Performance Factors Carbon Conversion Best in class Cold Gas Efficiency Best in class Feedstock Properties Low Quality, Fine Coal & Lignite Unmatched range for Biomass, MSW, Other Wastes 2 coal and renewable feeds Environmental Factors Relative Environmental Impact Low water usage, no tars / oils Commercialized Gasification Technology Comparison 1 SES Gasification Technology (SGT) Fluid Bed Moving & Fixed Bed Entrained Flow Notes: 1) Analyses based on SES internal results and publicly available information for other technologies 2) For Biomass & Waste contents > 50% of total feed 24 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

SGT: Greener Solution A New Paradigm for Responsible Coal Minimal air pollutants (coal reaction vs burning) • SO x , No x and Particulate Matter near natural gas levels • Lower cost of electricity than natural gas in many parts of the world Reduced water consumption • 30% less water consumption than coal burning technologies • Lower water consumption than competing gasification technologies Transition technology – simple modifications • Add in Biomass or MSW to reduce carbon footprint • Modify to capture carbon when carbon utilization technologies are ready 25 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved Affordable Power Generation with Minimal Air Pollutants Reduced Water Consumption Transition Technology – easily modified to reduce and capture carbon in the future

26 Project Year Gasifier Systems Product Syngas Capacity (nm3/hr) Pressure Cost SES Role Zao Zhuang (ZZ) 2007 - 2014 2 Methanol 20,000 3 Bar $40MM (1) 100% Equity, Technology & Equipment Yima 2012 - present 3 Methanol 90,000 10 Bar $250MM (1) 25% Equity, Technology & Equipment CHALCO Shandong 2015 - present 2 Fuel 80,000 3 Bar $30MM (2) Technology & Equipment (3) CHALCO Shanxi 2016 - present 1 Fuel 28,000 3 Bar $15MM (2) Technology & Equipment (3) CHALCO Henan 2016 - present 4 Fuel 120,000 3 Bar $60MM (2) Technology & Equipment (3) SES Project History (1) Total plant cost – including syngas processing (2) Estimated cost based on turnkey contract value – actual costs unknown (3) Technology and equipment provided through SES’s Tianwo - SES Joint Venture ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Licensed SGT Projects • Aluminum Corporation of China (CHALCO): • China’s largest alumina and primary aluminum producer and the world’s second largest alumina producer • SGT economically advantaged clean coal NG replacement projects • 3 industrial fuel supply plants • Secured by China JV Tianwo - SES partner, Suzhou THVOW Technology Co., Ltd. 27 Chalco Shandong – 2 SGT Systems Chalco Shanxi – 1 SGT System Chalco Henan – 4 SGT Systems ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Appendix • Operating Structure • Global Pipeline Projects • World Coal Reserves 28

Operating Structure Licensing Proprietary Equipment Sales Technology Engineering & Services O&M for SES Projects SES Technologies SES Capital Development Packaged Products SES Asset Management Financing & Capital Management Project Investment Holdings Project Development & EPCM • SGT Licensing & Equipment Sales • SGT Process Design • SGT Equipment Design • Packaging Design & Manufacturing • Facilities Operations • Acquisition Due Diligence • Project Development • Project Management • Acquisition Funding • Project Development & Equity Funding • Equity Management • Debt Financing Management Existing Emerging Future Capital - Lite, High Margin Business Royalties, Engineering Fees, Equipment & Product Sales Specialized Services Operating, & Management Fees Capital Intensive, High Cash Flow Potential Energy Project Income, IPO, MLP/ Distribution, Levered Equity, and project disposition 29 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved

Global Pipeline Projects

Location[1]	Product	Estimated Capex[2] Total Plant (MMUSD)	SES Expected Scope[3]
South America	SNG	$ 1,500	Technology & Equipment
Australia	Urea, SNG	$ 2,000	Technology & Equipment + Equity Participation
Australia	Urea, SNG	$ 2,000	Technology & Equipment + Equity Participation
Australia	Urea, SNG	$ 2,000	Technology & Equipment + Equity Participation
Asia	SNG	$ 2,500	Technology & Equipment + Equity Participation
Australia	Fuel Gas	$ 2,000	Technology & Equipment + Equity Participation
Australia	Urea, Power	$ 2,000	Technology & Equipment + Equity Participation
Australia	Power	$ 500	Technology & Equipment + Equity Participation
Caribbean	SNG	$ 500	Technology & Equipment + EPCM
Caribbean	Fuel Gas	$ 500	Technology & Equipment + EPCM
Caribbean	Power	$ 200	Technology & Equipment + EPCM
India	Fuel Gas	$ 310	Technology & Equipment
India	Methanol	$ 900	Technology & Equipment
India	DRI Steel	$ 1,000	Technology & Equipment
Southeast Asia	Fuel Gas	$ 100	Technology & Equipment
Poland	Chemicals	$ 500	Technology & Equipment + Equity Participation
Poland	Chemicals	$ 500	Technology & Equipment + Equity Participation
Poland[5]	Fuel Gas	$ 2,000	Technology & Equipment
Poland	Fertilizer	$ 200	Technology & Equipment + Equity Participation
North America	Power	$ 200	Technology & Equipment
South Africa	SNG	$ 1,900	Technology & Equipment
South America	Methanol	$ 500	Technology & Equipment + Equity Participation
South America	Methanol	$ 100	Technology & Equipment + Equity Participation
South America	Power	$ 400	Technology & Equipment
China[4]	Multiple Projects	TBD	Technology & Equipment

Notes: (1) List of active projects in current SES pipeline, it is not expected that all projects will follow through to completion, but it is also anticipated that new projects will be identified that are not known at this time. Project names are not included to protect confidential information, (2) Capital costs are preliminary estimates by either SES or by the customers, (3) SES equity participation is shown in areas where it is highly likely (platforms), SES equity participation is possible on nearly all projects if desired, (4) Technology and Equipment for projects in China will be provided through SES'S JV (Tianwo-SES) of which SES owns 35%, (5) >20 small opportunities

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

30

Northern Territory
Western Australia
Queensland
South Australia
New South Wales
Victoria
Tasmania
3 Main Focus Regions

Australian FutureEnergy

AFE Project Pipeline ~US$10B(1) Under Evaluation

- P1 Agrichemicals Urea and By-Product SNG
- P2 Agrichemicals Urea and By-Product SNG
- P3 Agrichemicals Urea and By-Product SNG
- P1 Synthesis Gas for Aluminum Manufacturing
- P2 Synthesis Gas for Aluminum Manufacturing
- Great Northern Energy - Pentland Resource
- Biomass Pelletizing/Briquetting
- Syngas Based Power Generation

Locations: Queensland East Coast, South Australia and Victoria

Note: (1) Total Installed Cost of Projects

©2017 Synthesis Energy Systems, Inc., All Rights Reserved

31

USA Total: 251.6 Bituminous & Anthracite: 221.4 Sub - bituminous & Lignite: 30.2 Africa Total: 13.2 Bit & Anthracite: 13.2 Sub - bituminous & Lignite: 0.07 India Total: 94.8 Bit & Anthracite (high ash): 89.8 Sub - bituminous & Lignite: 5.0 Australia Total: 144.8 Bit & Anthracite: 68.3 Sub - bituminous & Lignite: 76.5 Russia Total: 160.4 Bituminous & Anthracite: 69.6 Sub - bituminous & Lignite: 90.7 China Total: 244.0 Bit & Anthracite: 230.0 Sub - bit & Lignite: 14.0 Vietnam Total: 3.4 Bit & Anthracite: 3.1 Sub - bit & Lignite: 0.2 Turkey Total: 11.4 Bit & Anthracite: 0.4 Sub - bit & Lignite: 11.0 Pakistan Total: 3.1 Bit & Anthracite: 0.2 Sub - bit & Lignite: 2.9 Indonesia Total: 25.6 Bit & Anthracite: 17.3 Sub - bit & Lignite: 8.2 Brazil Total: 6.6 Bituminous & Anthracite: 1.5 Sub - bituminous & Lignite: 5.0 World Coal Reserves Total: 1139.3 Billion Tonnes Bituminous & Anthracite: 816.2 Sub - bituminous & Lignite: 323.1 World Coal Reserves Billion Tonnes • Nearly 30% of recoverable global coal resources are untapped sub - bituminous and close - to - surface lignite (brown) coal • Renewable biomass and municipal wastes are alternative SGT feedstocks Note: Total proved reserves at end 2016, Source: BP Statistical Review of World Energy June 2017 32 ©2017 Synthesis Energy Systems, Inc., All Rights Reserved Poland Total: 24.2 Bit & Anthracite: 18.7 Sub - bit & Lignite: 5.5

Nasdaq: SYMX synthesisenergy.com Growth With Blue Skies Investor Relations: MDC GROUP Contact: David Castaneda, (414) 351 - 9758 IR@synthesisenergy.com